Exhibit 10.2

SECOND AMENDMENT TO LETTER AGREEMENT DATED JUNE 19, 2006

This Second Amendment to Letter Agreement (this “Amendment”), is made and entered into as of March 28, 2006, by and among IXI MOBILE (R&D) LTD., an Israeli limited liability company, (the “Subsidiary”), IXI MOBILE, INC., a Delaware corporation (the “Parent”), GEMINI ISRAEL III LIMITED PARTNERSHIP, GEMINI ISRAEL III PARALLEL FUND LIMITED PARTNERSHIP, GEMINI ISRAEL III OVERFLOW FUND LIMITED PARTNERSHIP, GEMINI PARTNER INVESTORS LIMITED PARTNERSHIP (collectively, "Gemini"). The parties hereby agree as follows:

RECITALS

WHEREAS, the parties have previously entered into that certain Letter Agreement dated as of June 19, 2006 and a First Amendment to the Letter Agreement dated as of December 21, 2006 (collectively, the "Letter Agreement") in relation to a Loan Agreement by and among the Parent, the Subsidiary and Southpoint Master Fund LP ("Southpoint") dated of even date therewith (the "Loan Agreement"); and

WHEREAS, the parties to the Loan Agreement have recently entered into a Third Amendment to Loan Agreement (the "Third Amendment to Loan Agreement") attached hereto as Exhibit A, pursuant to which, among other things, the parties to the Loan Agreement amended the loan interest rate and repayment terms of the loan provided to the Subsidiary by Southpoint under the Loan Agreement and, as a result of such amendment to the Loan Agreement, the parties now wish to amend the Letter Agreement so as to align certain terms of the Letter Agreement with the amended terms of the Loan Agreement, all as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Unless otherwise defined below, all capitalized terms herein shall have the meanings assigned to such terms in the Loan Agreement as amended by the Third Amendment to Loan Agreement.

1. Acknowledgement and Amendment of the Letter Agreement.

1.1 Gemini and hereby acknowledges and agrees as follows:

(a) the terms of the Third Amendment to Loan Agreement are known and acceptable to Gemini.

(b) all references to terms and conditions of the Loan Agreement in the Letter Agreement, including, without limitation, all references to Sections 2.3 and 2.4 of the Loan Agreement, shall be deemed references to such terms as amended by the Third Amendment to Loan Agreement.

(c) all references in the Letter Agreement to the term "Repayment Date" shall be deemed references to the term "Repayment Date" as defined in the Third Amendment to Loan Agreement.

(d) all references in the Letter Agreement to the term "Basic Interest Rate" shall be deemed references to the term "Basic Interest Rate" as amended by the Third Amendment to Loan Agreement.

2. No Other Modifications. Except as expressly set forth herein, all other terms and conditions of the Letter Agreement shall remain in full force and effect.

3. Miscellaneous.

3.1 Counterparts; Fax Signatures. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same Amendment. Originally executed counterparts may be delivered by facsimile and any such delivery shall be valid for all purposes as delivery of a manual signature and equally admissible in any legal proceedings to which any of the Subsidiary, the Parent, or the Lender is a party.

3.2 Severability. If any provision of this Amendment or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, the remaining provisions of this Amendment shall be interpreted so as best to reasonably effect the intent of the parties hereto.

3.3 Entire Agreement. This Amendment, together with the Loan Documents and all exhibits hereto and thereto, constitute the entire understanding and agreement of the parties with respect to the transactions contemplated herein and supersede all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such transactions.

3.4 Governing Law. This Amendment shall be governed in all respects by Section 15 of the Letter Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Letter Agreement as of the date first written above.

IXI MOBILE (R&D) LTD.

By:/s/ Lihi Segal

Name: Lihi Segal

Title: CFO

IXI MOBILE, INC.

By:/s/ Lihi Segal

Name: Lihi Segal

Title: CFO

[Signature Page to Second Amendment to Letter Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Letter Agreement as of the date first written above.

GEMINI ISRAEL III LIMITED PARTNERSHIP
by its general partner Gemini Capital Associates III L.P.,
by its general partner Gemini Israel Funds Ltd.

By: /s/ Yossi Sela
Name: Yossi Sela
Title: Managing Partner

By: /s/ David Cohen
Name: David Cohen
Title: CFO

GEMINI ISRAEL III PARALLEL FUND LIMITED PARTNERSHIP
by its general partner Gemini Capital Associates III, L.P.
by its general partner Gemini Israel Funds Ltd.

By: /s/ Yossi Sela
Name: Yossi Sela
Title: Managing Partner

By: /s/ David Cohen
Name: David Cohen
Title: CFO

GEMINI ISRAEL III OVERFLOW FUND LIMITED PARTNERSHIP
by its general partner Gemini Capital Associates III L.P.,
by its general partner Gemini Israel Funds Ltd.

By: /s/ Yossi Sela
Name: Yossi Sela
Title: Managing Partner

By: /s/ David Cohen
Name: David Cohen
Title: CFO

GEMINI PARTNER INVESTORS LIMITED PARTNERSHIP
by its general partner Gemini Israel Funds Ltd.

By: /s/ Yossi Sela
Name: Yossi Sela
Title: Managing Partner

By: /s/ David Cohen
Name: David Cohen
Title: CFO

[Signature Page to Second Amendment to Letter Agreement]

Exhibit A

Third Amendment to Loan Agreement